UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 20, 2013
(Date of earliest event reported)

YAPPN CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-55082	27-3848069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Avenue of the Americas, 11th Floor
New York, NY 10018
(Address of principal executive offices) (Zip Code)

(888) 859-4441
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

Note Sale Agreement

Pursuant to two Securities Purchase Agreements each dated as of December 17, 2013 and each of which became effective on December 20, 2013, Yappn Corp (the “Company”), sold two 8% Convertible Notes each in the principal amount of $25,000 (the “Notes”) for a total of $50,000 of Notes. After deducting investment banking fees of $2,500 for each Note and legal fees of the investors in the amount of $1,500 for each Note, the Company received $21,000 for each note for a total of $42,000.

The Notes mature on September 13, 2014 and have an interest rate of 8% per annum. The Interest on any unpaid principal balance of the Notes shall be paid in Common Stock and the entire 9 months interest on the Notes shall be prepaid by the Company.  The holders may not send a Notice of Conversion covering any interest that has been prepaid but has not yet been earned.

Upon the occurrence of an Event of Default (as defined in the Notes), the interest rate shall be 24% per annum.

The conversion price of the Note is 55% of the of the average of the two lowest closing bid prices of the Company’s Common Stock for the ten prior trading days including the day upon which a notice of conversion is received by the Company (subject to the terms of the Notes).

During the first six months that the Notes are in effect, the Company may redeem them by paying to the holders thereof an amount equal to 150% of the unpaid principal amount of the Note along with any prepaid and earned interest.

The foregoing descriptions of the Notes and the Securities Purchase Agreements referred to above do not purport to be complete and are qualified in its entirety by reference to the Notes and the Securities Purchase Agreement, copies of which are attached to this Current Report on Form 8-K and incorporated into this Item by reference.

The Company claims an exemption from the registration requirements of the Act for the private placement of the securities referenced herein pursuant to Section 4(2) of the Securities Act of 1933 since, among other things, the transaction did not involve a public offering.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 is hereby incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Item 1.01 is hereby incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Form of 8% Convertible Note
10.1	Securities Purchase Agreement between Yappn Corp. and Gel Properties, LLC
10.2	Securities Purchase Agreement between Yappn Corp. and LG Capital Funding, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAPPN CORP.
Dated: December 27, 2013
	By:	/s/ David Lucatch
	Name:	David Lucatch
	Title:	Chief Executive Officer